UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Korn/Ferry International

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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EXPLANATORY NOTE

Korn/Ferry International (the “Company”) is filing this amendment to its definitive proxy statement to reflect changes to the proxy card. The voting options for Proposal No. 1 have been updated to include a “for,” “against” and “abstain” option. No other changes have been made to the previously filed definitive proxy statement, which was filed with the Securities and Exchange Commission on August 14, 2015.

The Company will treat any “withhold” votes with respect to Proposal No. 1 that were submitted using the Company’s prior proxy card as “against” votes. Any stockholder who previously submitted a proxy and would like to submit a new proxy using the updated voting options may do so by:

(1)	Submitting a later dated proxy by:

•	Telephone (no later than 11:59 p.m. Eastern time on September 23, 2015) by calling 1-800-690-6903;

•	Internet (no later than 11:59 p.m. Eastern time on September 23, 2015) by visiting www.proxyvote.com; or

•	Mail (the new proxy card must be received by the Company before the polls close at the 2015 Annual Meeting of Stockholders); or

(2)	Attending the 2015 Annual Meeting of Stockholders and voting in person.

VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 23, 2015. Have your proxy card in hand when you access the web site and follow the instructions to KORN/FERRY INTERNATIONAL obtain your records and to create an electronic voting instruction form. 1900 AVENUE OF THE STARS SUITE 2600 ElEcTRONIc DElIVERY OF FuTuRE PROXY MATERIAlS If you would like to reduce the costs incurred by our company in mailing proxy LOS ANGELES, CA 90067 materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 23, 2015. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIl Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M95599-P68838 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY KORN/FERRY INTERNATIONAl The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain For Against Abstain 01) Doyle N. Beneby ! ! ! 05) Jerry P. Leamon ! ! ! 02) Gary D. Burnison ! ! ! 06) Debra J. Perry ! ! ! 03) William R. Floyd ! ! ! 07) George T. Shaheen ! ! ! 04) Christina A. Gold ! ! ! 08) Harry L. You ! ! ! The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Proposal to approve the advisory (non-binding) resolution regarding the Company’s executive compensation. ! ! ! 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2016 fiscal year. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 23, 2015. Have your proxy card in hand when you access the web site and follow the instructions to KORN/FERRY INTERNATIONAL obtain your records and to create an electronic voting instruction form. 1900 AVENUE OF THE STARS SUITE 2600 ElEcTRONIc DElIVERY OF FuTuRE PROXY MATERIAlS If you would like to reduce the costs incurred by our company in mailing proxy LOS ANGELES, CA 90067 materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 23, 2015. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIl Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M95599-P68838 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY KORN/FERRY INTERNATIONAl The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain For Against Abstain 01) Doyle N. Beneby ! ! ! 05) Jerry P. Leamon ! ! ! 02) Gary D. Burnison ! ! ! 06) Debra J. Perry ! ! ! 03) William R. Floyd ! ! ! 07) George T. Shaheen ! ! ! 04) Christina A. Gold ! ! ! 08) Harry L. You ! ! ! The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Proposal to approve the advisory (non-binding) resolution regarding the Company’s executive compensation. ! ! ! 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2016 fiscal year. ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date